Exhibit 10.1

MASTER AMENDMENT AGREEMENT

This MASTER AMENDMENT AGREEMENT, dated as of December 9, 2011 (this “Agreement”), is by and among ABE SOUTH DAKOTA, LLC (f/k/a Heartland Grain Fuels, L.P.), a Delaware limited liability company (the “Borrower”), each of the Lenders party hereto, WESTLB AG, NEW YORK BRANCH, as Administrative Agent for the Lenders (the “Administrative Agent”), WESTLB AG, NEW YORK BRANCH, as Collateral Agent for the Senior Secured Parties (the “Collateral Agent”) and AMARILLO NATIONAL BANK, in its capacity as Accounts Bank (the “Accounts Bank”).

WHEREAS, the Borrower has entered into that certain Amended and Restated Senior Credit Agreement, dated as of June 16, 2010 (as, amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, each of the Lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the Collateral Agent, pursuant to which, among other things, the Lenders have made loans to, and for the benefit of, the Borrower;

WHEREAS, the Borrower, Accounts Bank, Securities Intermediary, Collateral Agent and Administrative Agent have entered into that certain Amended and Restated Accounts Agreement dated as of June 16, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Accounts Agreement”);

WHEREAS, pursuant to a letter to the Administrative Agent dated December 9, 2011 and attached hereto as Schedule 1 (the “Amendment Request Letter”), the Borrower has informed the Administrative Agent that it wishes to undertake a new capital improvement project involving the construction and installation of a corn oil extraction system at the Aberdeen II Plant (the “COES Project”);

WHEREAS, the Borrower has requested, also pursuant to the Amendment Request Letter, that the Credit Agreement and the Accounts Agreement be amended as provided herein to allow it to proceed with the COES Project and, in particular, to pay for the costs of construction, installation, testing and startup of the COES Project with funds to be transferred from the Revenue Account, and has requested that the parties hereto consent to such amendments;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in the Credit Agreement, the Accounts Agreement and herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the same meanings assigned to them in the Credit Agreement.

2. Amendments to the Credit Agreement.

(a)	The table in Section 3.01(a) (Repayment of Loans) of the Credit Agreement is amended as provided below:

Date	Principal Amount
June 30, 2010	$750,000
September 30, 2010	$750,000
December 31, 2010	$750,000
March 31, 2011	$750,000
June 30, 2011	$750,000
September 30, 2011	$750,000
December 31, 2011	$750,000
March 31, 2012	$750,000
June 30, 2012	$1,105,000
September 30, 2012	$1,105,000
December 31, 2012	$1,105,000
March 31, 2013	$1,105,000
June 30, 2013	$750,000
September 30, 2013	$750,000
December 31, 2013	$750,000
March 31, 2014	$750,000
June 30, 2014	$750,000
September 30, 2014	$750,000
December 31, 2014	$750,000
March 31, 2015	$750,000
June 30, 2015	$750,000
September 30, 2015	$750,000
December 31, 2015	$750,000
Final Maturity Date	$65,621,550

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(b)	Section 7.01 (Affirmative Covenants) of the Credit Agreement is amended to include the following new subsection (w):

(w) Construction and Installation of COES Project. (i) The Borrower shall ensure that the construction, installation, testing and startup of the COES Project do not damage or have any adverse impact on the Aberdeen II Plant or the Project. (ii) The Borrower shall construct, install, test and start up (or cause to be constructed, installed, tested and started up) the COES Project in all material respects in accordance with all applicable Governmental Approvals and Laws. (ii) On the earlier of the completion of the COES Project and the COES Project Completion Date Certain, the Borrower shall ensure that all contractors and subcontractors that have performed work in connection with the COES Project have been fully paid and have provided all satisfactory Lien waivers, and that there are no outstanding claims or Liens on the Collateral of any such Person with respect to such work.

(c)	Section 7.03(m) (Reporting Requirements—Operating Statements) of the Credit Agreement is amended by deleting the reference to “ and (E)” and replacing it with the following:

, (E) the amount of corn oil sold by the Borrower from the Project during such period and (F)

(d)	Section 7.03 (Reporting Requirements) of the Credit Agreement is amended by adding the following new subsection (q):

(q) Monthly COES Project Construction Progress Reports. Within fifteen (15) days after the end of each calendar month prior to completion of construction, installation, testing and startup of the COES Project, the Borrower shall furnish to the Administrative Agent a monthly progress report with respect to the COES Project, certified by an Authorized Officer of the Borrower as being accurate and complete in all material respects, including (i) a detailed assessment of the progress to date, and expected progress, of construction, installation, testing and startup of the COES Project, (ii) a description and explanation of any material delays and cost overruns in connection with the construction, installation, testing and startup of the COES Project, (iii) a description and explanation of any material disputes or claims between the Borrower and any contractor, subcontractor or other Person providing work for the COES Project and (iv) notice and a copy of any mechanic’s, workmen’s, materialmen’s construction or other Liens of any Person (other than the Borrower) described in clause (iii) above.

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(e)	Exhibit A (Definitions) of the Credit Agreement is amended to include the following new defined terms:

“COES Project” means the corn oil extraction system to be constructed and installed at the Aberdeen II Plant.

“COES Project Completion Date Certain” means September 30, 2012.

3. Amendments to the Accounts Agreement.

(a)	The definition of “Lien Waiver Statement” in Section 1.01 (Defined Terms) is amended as follows:

“Lien Waiver Statement” means, in connection with the construction of the Huron Rail Project or the COES Project, a statement evidencing receipt of payment by a contractor, subcontractor or other Person providing work for the Huron Rail Project or the COES Project (i) in the form attached as Exhibit K or (ii) in form and substance satisfactory to each of the Administrative Agent and the Independent Engineer.

(b)	Section 1.01 (Defined Terms) of the Accounts Agreement is amended to include the following new defined terms:

“COES Project Sub-Account” has the meaning provided in Section 3.01(c) (Establishment of COES Project Sub-Account).

“COES Project Sub-Account Funding Date” means the first Business Day after the date on which the Administrative Agent has notified the Accounts Bank in writing that the Master Amendment Agreement, dated as of December 9, 2011, among the Borrower, the Lenders party thereto, the Administrative Agent, the Collateral Agent and the Accounts Bank has become effective in accordance with its terms.

“COES Project Withdrawal Certificate” means a certificate in substantially the form of Exhibit L, duly executed by an Authorized Officer of the Borrower directing the transfer or withdrawal of funds from the COES Project Sub-Account.

(c)	Section 3.01 (Establishment of Project Accounts) of the Accounts Agreement is amended by adding the following new subsection (c):

(c) Establishment of COES Project Sub-Account. On the COES Project Sub-Account Funding Date, the Accounts Bank shall establish, and shall maintain, in the name of the Collateral Agent and on the books and records of the Accounts Bank’s offices located in Amarillo, Texas, a special, segregated, Dollar-denominated sub- account of the Maintenance Capital Expense Account entitled “COES Project Sub-Account”, Account No. [                ] (the “COES Project Sub-Account”).

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(d)	Section 4.01(a)(iv) (Revenue Account) of the Accounts Agreement is amended as follows:

(iv) amounts transferred to the Revenue Account pursuant to Section 2.01 (Payments by ABE) or Section 4.01(d) (Remittance of Disputed Interest by Bond Trustee) of the Restructuring Agreement or Section 3.01(b) (Closure of Certain Project Accounts Under Original Accounts Agreement), Section 6.02(c) (COES Project Sub-Account – Termination), Section 7.01(b) (Withdrawals from the Working Capital Reserve Account), Section 7.01(c) (Excess Amount in Working Capital Reserve Account), Section 7.02(c) (Huron Rail Project Sub-Account – Termination), Section 8.03 (Excess in Debt Service Reserve Account), Section 10.01(b)(i) (Withdrawals from the Extraordinary Proceeds Account – Asset Disposal) or Section 10.01(c)(i) (Withdrawals from the Extraordinary Proceeds Account – Project Document Termination Payments).

(e)	Section 4.01 (Revenue Account) of the Accounts Agreement is amended by adding the following new subsection (d):

(d) Transfer from the Revenue Account to the COES Project Sub-Account. On the COES Project Sub-Account Funding Date, the Accounts Bank shall cause an amount equal to one million four hundred twenty thousand Dollars ($1,420,000) to be withdrawn and transferred to the COES Project Sub-Account.

(f)	Article VI (Maintenance Capital Reserve Account) of the Accounts Agreement is amended by adding the following new Section 6.02:

Section 6.02 COES Project Sub-Account.

(a) Deposits into the COES Project Sub-Account. Funds shall be deposited into the COES Project Sub-Account in accordance with Section 4.01(d) (Transfer from the Revenue Account to the COES Project Sub-Account).

(b) Withdrawals from the COES Project Sub-Account. Unless a Notice of Suspension is in effect or a Default or Event of Default would occur as a result of any application of funds contemplated by this Section 6.02(b), funds standing to the credit of the COES Project Sub-Account shall be disbursed only upon delivery to

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the Accounts Bank of (A) a COES Project Withdrawal Certificate (with a copy to the Administrative Agent and the Independent Engineer), signed by the Borrower, (B) a Lien Waiver Statement from each contractor, subcontractor and other Person providing work for the COES Project evidencing receipt of payment for all work performed in connection with the COES Project and such COES Project Withdrawal Certificate, dated on or about the time of the COES Project Withdrawal Certificate covering all payments paid, or that are due and payable on the date of such Lien Waiver Statement and all work done and sums received by such contractor or subcontractor (unless covered by a previous Lien Waiver Statement), (C) all invoices in respect of such work in connection with the COES Project proposed to be paid in such COES Project Withdrawal Certificate, which invoices shall have been received in form and substance satisfactory to the Independent Engineer, and (D) a certificate of the Independent Engineer substantially in the form of Exhibit M in respect of the above. All payments from the COES Project Sub-Account shall be made by the Accounts Bank pursuant to instructions set forth in the relevant COES Project Withdrawal Certificate directly to the payee.

(c) Termination. Upon the earlier of (x) the COES Project Completion Date Certain and (y) the date on which construction, installation, testing and startup of the COES Project have been completed and all outstanding amounts for work performed in connection therewith have been paid, the Borrower shall direct, by delivery of a COES Project Withdrawal Certificate to the Accounts Bank (with a copy to the Administrative Agent), the transfer (or the Administrative Agent may direct the Accounts Bank in writing to transfer) to the Revenue Account all amounts on deposit in or standing to the credit of the COES Project Sub-Account, and the COES Project Sub-Account shall be terminated and closed.

(g)	The Accounts Agreement is amended to add the document attached hereto as Exhibit A as Exhibit L (Form of COES Project Withdrawal Certificate) of the Accounts Agreement.

(h)	The Accounts Agreement is amended to add the document attached hereto as Exhibit B as Exhibit M (Form of Independent Engineer’s Certificate for COES Project Sub-Account Withdrawals) of the Accounts Agreement.

4. Conditions to Effectiveness. This Agreement shall become effective upon the execution of a counterpart hereof by each of the Borrower, the Required Lenders party hereto, the Administrative Agent, the Accounts Bank and the Collateral Agent.

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5. Acknowledgment by the Borrower. The Borrower acknowledges that the Aberdeen II Plant (as defined in the Credit Agreement) includes the COES Project (as defined in the Credit Agreement after giving effect to the amendments in Section 2(e) hereof).

6. Representations and Warranties of the Borrower. The Borrower represents and warrants that, as of the date hereof:

(a)	no Default or Event of Default has occurred and is continuing under the Credit Agreement;

(b)	all of the information provided in the Amendment Request Letter is true and correct in all material respects and does not omit any material fact necessary to make such information not misleading in any material respect; and

(c)	all Governmental Approvals that are required to be obtained by the Borrower in connection with the construction, installation, testing, startup, ownership, use and operation of the COES Project have been obtained, are in full force in effect, have been validly issued and are final and Non-Appealable.

7. Financing Document. The Administrative Agent and the Borrower hereby designate this Agreement as a Financing Document.

8. Effect on Other Financing Documents. Except as expressly amended hereby or otherwise provided herein, (i) all of the terms and conditions of the Credit Agreement and all other Financing Documents remain in full force and effect, and none of such terms and conditions are, or shall be construed as, otherwise amended or modified, and (ii) nothing in this Agreement shall constitute a waiver by the Lenders, other than as expressly provided herein, of any Default or Event of Default, or shall constitute a waiver by the Lenders of any right, power or remedy available to the Lenders or the other Senior Secured Parties under the Credit Agreement, whether any such defaults, rights, powers or remedies presently exist or arise in the future. Each of the Credit Agreement and the Accounts Agreement shall, together with the respective amendments set forth herein, be read and construed as a single agreement. All references in each of the Credit Agreement and the Accounts Agreement and any documents, instruments and agreements related to it, shall hereafter refer to the Credit Agreement or the Accounts Agreement (as the case may be), as amended hereby.

9. Authority; Etc. The execution and delivery by the Borrower of this Agreement and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement and the Accounts Agreement as amended hereby are within its organizational authority and have been duly authorized by all necessary organizational action on the part of, and have been duly and validly executed by, the Borrower.

10. Miscellaneous.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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(b) Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement, the Credit Agreement or the Accounts Agreement for any other purpose or be given any substantive effect.

(c) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

(d) Delivery of an executed counterpart of a signature page of this Agreement by telecopy or portable document format (“PDF”) shall be effective as delivery of a manually executed counterpart of this Agreement.

[Remainder of page intentionally blank. Next page is signature page.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the day and year first above written.

ABE SOUTH DAKOTA, LLC, as Borrower

By:	/s/ Richard R. Peterson
Name: Richard R. Peterson
Title: President and CEO

WESTLB AG, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Sharon Wang
Name: Sharon Wang
Title: Director

By:	/s/ David Pascual
Name: David Pascual
Title: Executive Director

WESTLB AG, NEW YORK BRANCH, as Collateral Agent

By:	/s/ Sharon Wang
Name: Sharon Wang
Title: Director

By: :	/s/ David Pascual
Name: David Pascual
Title: Executive Director

WESTLB AG, NEW YORK BRANCH, as Lender

By:	/s/ Sharon Wang
Name: Sharon Wang
Title: Director

By: :	/s/ David Pascual
Name: David Pascual
Title: Executive Director

AMARILLO NATIONAL BANK, as Lender

By:	/s/ Craig Sanders
Name: Craig L. Sanders
Title: Executive Vice President

OSM HEARTLAND, LLC, as Lender

By:	/s/ Michael J. Karber
Name: Michael J. Karber
Title: Senior Vice President

BANCO SANTANDER, S.A., NEW YORK BRANCH, as Lender

By:	/s/ J Lopez
Name: Jesus Lopez
Title: Senior Vice President

By:	/s/ Sen Louie
Name: Sen Louie
Title: Vice President

FARM CREDIT BANK OF TEXAS, as Lender

By:	/s/ Alan Robinson
Name: Alan Robinson
Title: Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as Lender

By:	/s/ Andrew Sherman
Name: Andrew Sherman
Title: Managing Director

By:	/s/ Ben Matz
Name: Benjamin Matz
Title: Vice President

NORDKAP BANK AG, as Lender

By:	/s/ J P Riopelle
Name: Jeffrey P Riopelle
Title: CEO

By:	/s/ C Waldmeier
Name: Christa Waldemeier
Title: Risk and Portfolio Management

KEB NY FINANCIAL CORP., as Lender

By:	/s/ unreadable
Name: Yeon Hak Jeony
Title: CEO

By:	/s/ unreadable
Name: Sam Hyun Lo
Title:SVP

SCHEDULE 1

To Master Amendment Agreement

AMENDMENT REQUEST LETTER

[See attached.]

EXHIBIT A

to Master Amendment Agreement

EXHIBIT L

to Amended and Restated Accounts Agreement

[FORM OF]

COES PROJECT WITHDRAWAL CERTIFICATE

Date: [                ]

AMARILLO NATIONAL BANK, as Accounts Bank

P.O. Box 1

Amarillo, Texas 79105

Attention: Craig Sanders, Executive Vice President

Reference is made to [Section 6.02(b)] [6.02(c)] of the Amended and Restated Accounts Agreement dated as of June 16, 2010 (the “Accounts Agreement”), by and among ABE SOUTH DAKOTA, LLC, (f/k/a Heartland Grain Fuels, L.P.) as Borrower (the “Borrower”), AMARILLO NATIONAL BANK, as Accounts Bank (the “Accounts Bank”) and Securities Intermediary, WESTLB AG, NEW YORK BRANCH, as Collateral Agent for the Senior Secured Parties, and WESTLB AG, NEW YORK BRANCH, as Administrative Agent for the Lenders. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Accounts Agreement.

The Borrower hereby directs the Accounts Bank to withdraw and transfer from the sub-account entitled COES Project Sub-Account, No. [                ] (the “COES Project Sub-Account”), on [                ], 20[__] (the “COES Project Withdrawal Date”), [the amounts set forth on Schedule 1 attached hereto]1 [[                ] Dollars ($[                ]) for deposit into the Revenue Account in connection with the completion of the COES Project and termination and closure of the COES Project Sub-Account]2.

In support of such direction, the undersigned, on behalf of the Borrower, hereby represents and certifies, as of the date hereof and as of the COES Project Withdrawal Date, as follows:

[1]	Applies to the transfers pursuant to Section 6.02(b) of the Accounts Agreement.
[2]	Applies to the transfer pursuant to Section 6.02(c) of the Accounts Agreement.

(a) The undersigned is an Authorized Officer of the Borrower.

(b) This COES Project Withdrawal Certificate is being delivered to the Accounts Bank not later than 11:00 a.m. Eastern time on the COES Project Withdrawal Date, and the COES Project Withdrawal Date is a Business Day.

(c) All conditions set forth in the Accounts Agreement and the Credit Agreement for the withdrawal requested hereby have been satisfied.

(d) No Notice of Suspension is in effect and no Default or Event of Default would occur as a result of any transfer or withdrawal contemplated hereby, or after giving effect to any application of funds contemplated hereby.

[(e) The funds to be withdrawn from the COES Project Sub-Account pursuant to this COES Project Withdrawal Certificate will be applied to pay COES Project costs that are due and owing by the Borrower to its contractors and sub-contractors specified in Schedule 1.

(f) Sufficient funds remain available to the Borrower in the COES Project Sub-Account [(or from other sources set forth in Exhibit 1 that the Administrative Agent has confirmed are satisfactory to it)] to complete the construction, installation, testing and startup of the COES Project;

(f) Attached hereto as Exhibit A are invoices in respect of all of the amounts specified in Schedule 1 hereto, and each such invoice is true and complete.

(g) Attached hereto as Exhibit B are conditional sworn Lien Waiver Statements evidencing receipt of payment by each Person who [was paid from the funds withdrawn pursuant to the then last preceding COES Project Withdrawal Certificate and who]1 is to be paid from the funds withdrawn pursuant to this COES Project Withdrawal Certificate. Each such Lien Waiver Statement (i) is dated on or about the COES Project Withdrawal Date, (ii) covers all work done and all sums received by such Person (unless covered by a Lien Waiver Statement previously delivered to the Accounts Bank (with copies to the Administrative Agent and the Independent Engineer)) through the date of this COES Project Withdrawal Certificate and (iii) is true, correct and complete and has been verified by the Independent Engineer. The Borrower has provided Lien Waiver Statements with respect to all amounts paid from funds withdrawn from the COES Project Sub-Account prior to the COES Project Withdrawal Date.

[3]	Delete this language in the case of the first COES Project Withdrawal Certificate.

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(h) Attached hereto as Exhibit C is an Independent Engineer’s Certificate, signed by the Independent Engineer and certifying that the certifications of the Borrower in this COES Project Withdrawal Certificate are true and correct as of the COES Project Withdrawal Date;]4

[(i) The amount to be transferred pursuant to this COES Project Withdrawal Certificate constitute all amounts on deposit in or standing to the credit of the COES Project Sub-Account.

(j) The COES Project has been completed.]5

The undersigned officer is executing this COES Project Withdrawal Certificate not in its individual capacity but in its capacity as an Authorized Officer of the Borrower.

[The remainder of this page is intentionally blank. The next page is the signature page.]

CC:	Administrative Agent

Independent Engineer

Attachment[s]:

[Lien Waiver Statements

Invoices

Certificate of Independent Engineer substantially in the form of Exhibit M of the Accounts Agreement]6

[4]	Applies to the transfers pursuant to Section 6.02(b) of the Accounts Agreement.
[5]	Applies to the transfer pursuant to Section 6.02(c) of the Accounts Agreement.
[6]	Applies to the transfers pursuant to Section 6.02(b) of the Accounts Agreement.

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IN WITNESS WHEREOF, the undersigned has caused this COES Project Withdrawal Certificate to be executed and delivered as of the day and year first above written.

ABE SOUTH DAKOTA, LLC, as Borrower

By:
Name:
Title:

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Schedule 1 to

COES Project Withdrawal Certificate

WITHDRAWALS FROM COES PROJECT SUB-ACCOUNT

[Details to be attached.]

I. Withdrawals from the COES Project Sub-Account to pay directly to contractors and sub-contractors in connection with the COES Project.

Description of Work Performed:	Amount	Wire Instructions
$

Exhibit A to

COES Project Withdrawal Certificate

INVOICES

[See attached.]

Exhibit B to

COES Project Withdrawal Certificate

LIEN WAIVER STATEMENTS

[See attached.]

Exhibit C to

COES Project Withdrawal Certificate

INDEPENDENT ENGINEER’S CERTIFICATE

[See attached.]

EXHIBIT B

to Master Amendment Agreement

EXHIBIT M

to Amended and Restated Accounts Agreement

[FORM OF]

INDEPENDENT ENGINEER’S CERTIFICATE

FOR COES PROJECT SUB-ACCOUNT WITHDRAWALS

[Letterhead of Independent Engineer]

[DATE]

WestLB AG, New York Branch,

as Administrative Agent for the Lenders

7 World Trade Center

250 Greenwich Street

NY, New York 10036

Re: ABE SOUTH DAKOTA, LLC

Ladies and Gentlemen:

The undersigned, a duly authorized representative of SAIC Energy, Environment & Infrastructure, LLC (f/k/a R.W. Beck, Inc.) (the “Independent Engineer”), hereby provides this certificate to you in accordance with Section 6.02[(b)][(c)] (Withdrawals from the COES Project Sub-Account) of the Amended and Restated Accounts Agreement dated as of June 16, 2010 (the “Accounts Agreement”), by and among ABE SOUTH DAKOTA, LLC, (f/k/a Heartland Grain Fuels, L.P.) as Borrower (the “Borrower”), AMARILLO NATIONAL BANK, as Accounts Bank (the “Accounts Bank”) and Securities Intermediary, WESTLB AG, NEW YORK BRANCH, as Collateral Agent for the Senior Secured Parties and WESTLB AG, NEW YORK BRANCH, as Administrative Agent for the Lenders. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Accounts Agreement.

The Independent Engineer certifies that it has reviewed the COES Project Withdrawal Certificate dated [                , 201[_]] (the “Current COES Project Withdrawal Certificate”) and the reports and documents attached thereto and other material relating to the COES Project as it believes are necessary to establish the accuracy of this certificate. The Independent Engineer’s review and observations were performed within the scope of our Professional Services Agreement dated December ___, 2011 with the Borrower and in accordance with standards of care normally practiced by professional engineers and consultants performing the same or similar services on like projects, including such investigations, observations and review as we in our professional capacity deemed necessary under the circumstances. [We have visited the Project periodically and have observed the progress of construction and installation activities at the Aberdeen II Plant in connection with the COES

Project. We last visited the Aberdeen II Plant on [ date ].] Based on the foregoing review and review procedures and on the understanding and assumption that we have been provided true, correct, and complete information from the Borrower (including all information provided by contractors or subcontractors and attached to the COES Project Withdrawal Certificate) as to the matters covered by the Current COES Project Withdrawal Certificate, as of the date of the Current COES Project Withdrawal Certificate, we certify in our professional opinion that

[(i) the Independent Engineer has no reason to believe that the COES Project Completion Date will not occur on or prior to the COES Project Completion Date Certain;

(ii) it is the opinion of the Independent Engineer that the funds requested by the Borrower from the COES Project Sub-Account [(or from other sources set forth in Exhibit 1 that the Administrative Agent has confirmed are satisfactory to it)] for the construction, installation, testing and startup of the COES Project are reasonable for the progress to date;

[(iii) the COES Project has been completed;]

(iv) while we have not conducted a comprehensive examination, in the course of our normal and routine work, nothing has come to our attention which would give us reason to believe that the statements contained in the Current COES Project Withdrawal Certificate are not true and correct.

[The remainder of this page is intentionally blank. The next page is the signature page.]

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IN WITNESS WHEREOF, the undersigned authorized representatives have caused this certificate to be duly executed as of the date first above written.

SAIC Energy, Environment & Infrastructure, LLC

By:
Name:
Title:

By:
Name:
Title:

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